SOKO

SOKO Fitness & Spa Group

www.sokofitness.com (SOKF.OB)

February 2010

Disclaimers and Note on Forward-Looking Statements

Statements in this presentation and of SOKO's management in connection therewith that relate to beliefs, plans, objectives, goals, expectations, anticipations, intentions, financial condition, results of operations, future performance and business constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on management's current expectations about future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts, and by words such as "may," "could," "should," "would," "believe," "expect," "project," "anticipate," "estimate," "intend," "plan" or other similar words or expressions.

Any or all of the forward-looking statements in this presentation or made by management during this presentation may turn out to be in accurate or wrong. This can occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. SOKO addresses these risks in the "Risk Factors" section of its Annual Report on Form 10-K for the year ended May 31, 2009 and in other SEC filings. Because of these risks and uncertainties, SOKO's actual results may differ materially from those that might be anticipated from its forward-looking statements. Other factors beyond those referred to above could also adversely affect SOKO. Therefore, you are cautioned not to place undue reliance on such forward-looking statements. SOKO undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Also, in presenting this material and responding to inquiries in connection with the presentation, management may refer to results, projections, or performance measures that are not prepared in accordance with U.S. generally accepted accounting principles (or GAAP) as reported in the company's SEC filings. You are advised that these results, projections, or performance measures are non-GAAP measures and are not intended to replace or as a substitute for results measured under GAAP but rather as a supplement to the GAAP reported results.

This presentation does not constitute or form part of an offer to sell or issue or invitation to purchase or subscribe for any shares of the Company in any jurisdiction, and no part of this presentation shall form the basis of or be relied upon in connection with any contract or commitment. Specifically, this presentation does not constitute a "prospectus" within the meaning of the U.S. Securities Act of 1933, as amended.

The contents of this presentation may not be reproduced, redistributed or passed on, directly or indirectly, to any other person or published, in whole or in part, for any purpose.

I. Company Overview

II. Business Model

III. Financial Highlights

IV. Company Growth Strategy

Investment Proposition

Profitable Growth Company

Only US-listed China-based fitness, spa and beauty service provider

- Emerging player in China's large, growing, "Healthy Lifestyle" market
- Proven business model offers potential for predictable, recurring revenue stream with additional upside
- Proven cross-selling and marketing opportunities with high customer retention
- New service offering provides first mover advantage with significant barriers to entry
- Well positioned to capitalize on growing market driven by rising affluence in China
- Demonstrated track record of growing revenue, net income and gross margin
- Executing on an aggressive growth strategy funded by current business

SOKO's Business

- Founded in 1992
- Operator of high-end, luxury fitness clubs and spa and beauty salon facilities in Northeastern China and suburban Beijing
- Three core business segments
  - 6 fitness centers
  - 10 spa and beauty salons
    - 1 non-surgical medical beauty salon
  - 1 beauty school
- Facilities strategically located in Shenyang, Harbin and Beijing

2Q Fiscal 2010* Revenue Mix


Fitness Centers, 15%
Beauty School, 5%
Spa and Beauty Salons, 80%

*Fiscal year ends May 31

Financial Highlights

	1H Fiscal 2010*	Y/Y Growth	Fiscal 2009*	Y/Y Growth
Revenue	$13.8M	55.8%	$19.6M	40.1%
Gross Margin	67.8%	2.6%	66.3%	3.4%
Net Income	$5.6M	79.6%	$7.0M	49.5%
EPS (fully diluted)**	$0.31	72.2%	$0.41	24.2%
Op. Cash Flow	$7.7M	89.2%	$9.4M	93.2%
Stockholder Equity	$29.8M	23.3%	$24.1M	43.9%

***Fiscal Year Ends May 31; 1H Fiscal 2010 financials are unaudited**
****Based on 18.2M and 17.3M outstanding shares, respectively**

Organic Growth & Geographic Expansion

- SOKO targets geographic areas where it can capture market share and achieve significant and near-term ROI:
  - Tier-2 cities
  - Select under-penetrated, suburban areas of Tier-1 cities
- Half of SOKO's clubs are new or within the 1st year of operations
  - Membership/visits and sales expected to double within two years
- 7-9 center openings planned for calendar 2010
  - 4 centers under construction
  - Fully funded through current cash flow and organic growth


Northeast China:
Fastest growing market segment
Beijing: New market expansion
XINJIANG
GANSU
INNER MONGOLIA
QINGHAI
NINGXIA
CHINA
TIBET
SHANXI
SHANDONG
SHAANXI
HENAN
JIANGSU
SHANGHAI
SICHUAN
CHONGQING
HUBEI
ANHUI
ZHEJIANG
JIANGXI
HUNAN
GUIZHOU
FUJIAN
YUNNAN
GUANGXI
GUANGDONG
TAIWAN
Hong Kong
Macau
HAINAN
Current Branches

Fitness & Wellness Provider: Yoga & Fitness Clubs

- 6 fitness centers
- Typical club size is 30,000 ft^2
- ~15,000 members
- Average annual membership fee: RMB 3,000 (US$441)
- Personal trainer: RMB 150/hr (US$22/hr)
- Approximately 81% membership retention rate remains above the industry average and provides a potential base of recurring and predictable revenue






YOGA WAVE

SOKO®
国际健身俱乐部
SOKO FITNESS & WELLNESS

Spa & Beauty Salons

女王美容 QUEEN'S BEAUTY　　Lea Spa　　QUEEN 女王医疗美容 HEALTH CARE BEAUTY






- 10 spa and beauty salons including 1 non-surgical medical facility
- Typical facility size is 20,000 ft^2
- Provides traditional luxury services: facial treatments, specialty massages, and most non-surgical medical beauty procedures
- Client return rate is approximately 84%
- Typical customer spends, on average, RMB1,000 (US$147)/per visit
- More expensive routine facial service costs up to RMB13,000 (US$1,912)

Medical Beauty Salons

QUEEN 女王医疗美容
HEALTH CARE BEAUTY





- Opened first non-surgical medical beauty spa in Harbin in September 2009
- Expands range of services to capture new revenue streams
  - New business from existing customers
  - Leverage new offering to attract additional customers to full range of spa services
- Emerging high-growth market with significant barriers based on strict licensing requirements
- Service offerings include: minimally invasive and non-invasive plastic surgery, skin-filling, wrinkle removal, etc.

Market Opportunity and Customers

- The spa and beauty industry is among China's fastest-growing markets
- In 2008, China accounted for the world's 4th largest population of high net worth individuals(1)
- China's high net worth individual population is expected to triple by 2018(2)
- China also saw GDP growth of 9% and private consumption growth of 8% in 2008, the strongest growth in the Asia Pacific Region(2)
- Domestic demand expected to grow at a CAGR of 9.7% from 2009-2013(2)


Customer Composition
Others
26%
Executives
& Professionals
42%
Government
officials
9%
Small
business
owners
23%

1 Source: Capgemini Consulting Technology Outsourcing/Merrill Lynch Wealth Management, Asia-Pacific Wealth Report, 2009

SOKO Partners

Partners	Partnership
中國移動有限公司 CHINA MOBILE LIMITED; 新世界; 浦发银行 SPD BANK; adidas	VIP member sharing and Co-marketing
ALBION 澳尔滨; La Colline Swiss Riviera Beauty Treatment 瑞士科丽妍; MAHLER PARIS	Name Product Distribution
黑龙江中医药大学 Heilongjiang University of Chinese Medicine	Diploma program with SOKO vocational school

I. Company Overview

II. Business Model

III. Financial Highlights

IV. Company Growth Strategy

Customized Solutions for a Healthy and Beautiful Lifestyle

Everyday Needs For a Healthy Lifestyle







Establish Life Long Customers

SOKO
国际健身俱乐部
SOKO FITNESS & WELLNESS

女王美容
QUEEN'S BEAUTY

QUEEN 女王医疗美容
HEALTH CARE BEAUTY

- Best Facilities
- Direct Ownership
- Expert Mgmt
- Superb Services

Proven Cross-Selling Model


SOKO
国际健身俱乐部
女王美容
QUEEN'S BEAUTY
QUEEN 女王医疗美容
Golden Member
Staff and Management Support
Beauty School


Medical Beauty
SOKO
国际健身俱乐部
女王美容
女王美容

- Fitness club has provided stable new customers to beauty salon/spa
- One new beauty salon for every 2,000 additional fitness club members
- Only 3% of total sales as marketing expense compared with higher industry average spend
- High client retention rate
- Targeted products to our Golden Members

Experienced Leadership Team


Tong Liu, CEO and Chairman of the Board
Founder, 17 years of industry experience
Xia Yu, CFO and Director
SOKO veteran & 15 yrs of accounting experience
SOKO
Gideon E. Kory, Director
Investment, banking and financial analyst experience
Su Zhang, Director
Investment and senior management experience
Yang Chen, Director
Legal expertise

I. Company Overview

II. Business Model

III. Financial Highlights

IV. Company Growth Strategy

Financial Highlights

	1H Fiscal 2010*	Y/Y Growth	Fiscal 2009*	Y/Y Growth
Revenue	$13.8M	55.8%	$19.6M	40.1%
Gross Margin	67.8%	2.6%	66.3%	3.4%
Net Income	$5.6M	79.6%	$7.0M	49.5%
EPS (fully diluted)**	$0.31	72.2%	$0.41	24.2%
Op. Cash Flow	$7.7M	89.2%	$9.4M	93.2%
Stockholder Equity	$29.8M	23.3%	$24.1M	43.9%

***Fiscal Year Ends May 31; 1H Fiscal 2010 financials are unaudited**
****Based on 18.2M and 17.3M outstanding shares, respectively**

Revenue / Net Profit Growth

Revenue and Net Income

US$ Thousands


$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Revenue CAGR = 50%
Net Income CAGR = 49%
Revenue Growth = 56%
Net Income Growth = 80%

	2006	2007	2008	2009		Jun08-Nov08	Jun09-Nov09
Rev	$5,738	$7,394	$13,963	$19,569		$8,885	$13,844
Net Inc	$2,132	$3,020	$5,276	$7,031		$3,119	$5,604

Fiscal Year Ends May 31

Growing Membership and Store Visits

Fitness Membership (x1,000) & Beauty Salon Visits (x10,000)


25
20
15
10
5
0

	2007	2008	2009	2010(6Mo)
BVisitsx10000	11	16	24	16
FMemberx1000	10	10	13	17

Fiscal Year Ends May 31

Stable Margin Amid Rapid Growth

Gross & Net Profit Margin


70%
60%
50%
40%
30%
20%
10%
0%
2007
2008
2009
2010(6Mo)
Overall Gr Mgin 66% 64% 66% 68%
Overall Net Mgin 41% 37% 36% 40%

Number of Locations


18
16
14
12
10
8
6
4
2
0
2007
2008
2009
2010 (6Mo)
School 1 1 1 1
Fitness 2 2 3 6
Beauty 4 5 9 10

SOKO Growth Strategy

Maintain Direct Control and High Quality	Continue direct control business model to maintain high quality service and brand name value.
Facilitate New Center Openings via Organic Growth	7-9 new club openings planned for calendar 2010 funded by current operating cash flow and organic growth. SOKO may seek additional financing to accelerate growth prospects.
Increase Per Member/Customer Spending	Improve cross-selling model and maintain proper ratio of fitness and beauty/spa clubs to increase per customer/member sales.
Geographic Expansion	Continue to acquire majority ownership of existing and new facilities to expand SOKO clubs beyond our current geographic regions.

Fitness Club Member Growth


Clubs in Operation over 2 yr
2
Average 4000 member/club
Clubs in Operation less than 2Yr
4
Average 2000 member/club
In Construction
2

SOKO®
国际健身俱乐部
SOKO FITNESS & WELLNESS

1. Fitness club takes 2-3 years to reach mature membership level
2. 2 fitness clubs under construction and 4 clubs in operation less than 2 years will bring in additional 15k to 20k new members in 2 years
3. Strong current operating cash flow and organic growth allow us to continue opening new clubs


13,000 Members
18k-22k Members
28k-35k Members
2009 Actual
2010 Projection
2011 Projection

Beauty & Spa Club Visits Growth


In Operation Over 2 yr
7
Average 30000 annual visits/spa
In Operation Less than 2 Yr
3
Average 15000 annual visits/spa
Under Construction
2

女王美容 QUEEN'S BEAUTY

1. Every mature fitness club is part of a cluster with 2-3 beauty & Spa salon
2. Each salon takes 2-3 years to reach maturity
3. 2 salons under construction and 3 salons in operation less than 2 years will bring in additional 130,000 annual visits in 2 years
4. Strong current operating cash flow and organic growth allow us continuing to open new salons


240,000 Club Visits
300k-320k Club Visits
350k-400k Club Visits
2009 Actual
2010 Projection
2011 Projection

Key Takeaways

Demonstrated track record of growing revenue, net income and gross margin

Strong organic growth with fully funded calendar 2010 expansion plans

Proven business model offers potential for predictable, recurring revenue stream with additional upside

Growing player in high-margin luxury spa and fitness growth market driven by rising affluence in China

Effective cross-selling and marketing opportunities with high customer retention

SOKO
SOKO Fitness & Spa Group

Customized Solutions for a Healthy and Beautiful Lifestyle

Contacts

Shawn Qu
Tel: (908) 208-8681
Email: shawnqu@sokofitness.com

Lee Roth
Tel: (212) 481-2050
Email: soko@thepiacentegroup.com


有成就爱生活SOKO
有成就 爱生活 SOKO